Exhibit 10.3
EXECUTION COPY
FIRST AMENDMENT TO
AMENDED AND RESTATED PERFORMANCE UNDERTAKING
THIS FIRST AMENDMENT TO AMENDED AND RESTATED PERFORMANCE UNDERTAKING, dated as of April 28, 2011 (this “Amendment”) is executed by AMERISOURCEBERGEN CORPORATION, a Delaware corporation (the “Performance Guarantor”).
R E C I T A L S
A. The Performance Guarantor executed in favor of Amerisource Receivables Financial Corporation that certain Amended and Restated Performance Undertaking Agreement, dated as of December 2, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Undertaking”).
B. The Performance Guarantor desire to enter into this Amendment to amend the
Undertaking.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Performance Guarantor:
1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in the Undertaking, including by reference therein.
2. Amendment to the Undertaking. The Undertaking is hereby amended as follows:
2.1 Section 6(g) of the Undertaking is amended by deleting the clause “covenants set forth in Sections 6.11 and 6.12 of the Credit Agreement as in effect on the date hereof” and substituting “covenant set forth in Section 6.11 of the Credit Agreement as in effect on March 18, 2011” therefor.
3. Representations and Warranties. The Performance Guarantor represents and warrants that:
(a) Representations and Warranties. Each representation and warranty made by it in the Undertaking, as amended by this Amendment, and in the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true as of such earlier date).
(b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Undertaking (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part. Each of this Amendment and the Undertaking (as amended hereby) is its valid and legally binding obligations, enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

4. Effect of Amendment. All provisions of the Undertaking, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Undertaking to “this Undertaking”, “hereof”, “herein”, or words of similar effect referring to the Undertaking shall be deemed to be references to the Undertaking, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Undertaking (or any related document or agreement) other than as set forth herein.
5. Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) subject to the condition precedent each Purchaser Agent shall have received, on or before the Effective Date, each of the following, each in form and substance satisfactory to each Purchaser Agent:
(a) counterparts of this Amendment, duly executed by the parties hereto; and
(b) such other documents and instruments as a Purchaser may reasonably request.
6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.
7. GOVERNING LAW. THIS UNDERTAKING SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.
8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any other Transaction Document or any provision hereof or thereof.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCEBERGEN CORPORATION
By:	/s/ J.F. Quinn
	Name:	J.F. Quinn
	Title:	Vice President & Treasurer

Acknowledged and Agreed to:

AMERISOURCE RECEIVABLES
FINANCIAL CORPORATION

By:	/s/ J.F. Quinn

	Name:	J.F. Quinn
	Title:	Vice President & Corporate Treasurer
FIRST AMENDMENT TO PERFORMANCE
UNDERTAKING

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrator and as Purchaser Agent for the Bank of America Purchaser Group

By:	/s/ Nina Austin

	Name:	Nina Austin
	Title:	Vice President
FIRST AMENDMENT TO PERFORMANCE
UNDERTAKING

THE BANK OF NOVA SCOTIA, as Purchaser Agent for the Liberty Street Funding LLC Purchaser Group

By:	/s/ J. Frazell

	Name:	John Frazell
	Title:	Director
FIRST AMENDMENT TO PERFORMANCE
UNDERTAKING

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Market Street Funding LLC Purchaser Group

By:	/s/William P. Falcon

	Name:	William P. Falcon
	Title:	Vice President
FIRST AMENDMENT TO PERFORMANCE
UNDERTAKING

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Wells Fargo Bank, National Association Purchaser Group

By:	/s/ Elizabeth R. Wagner

	Name:	Elizabeth R. Wagner
	Title:	Vice President
FIRST AMENDMENT TO PERFORMANCE
UNDERTAKING

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for the Victory Receivables Corporation Purchaser Group

By:	/s/ Aditya Reddy

	Name:	Aditya Reddy
	Title:	Managing Director
FIRST AMENDMENT TO PERFORMANCE
UNDERTAKING

MIZUHO CORPORATE BANK, LTD., as Purchaser Agent for the Working Capital Management Co., LP Purchaser Group

By:	/s/ Bertram H. Tang

	Name:	Bertram Tang
	Title:	Authorized Signatory
FIRST AMENDMENT TO PERFORMANCE
UNDERTAKING

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